® Sonic Automotive – Investor Presentation February 2023 Updated February 15, 2023

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward- looking information we may be discussing in this presentation include, without limitation, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated growth of our Powersports Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 175 25+ 25 17 $14.0 Billion $2.3 Billion 103K New Vehicles Sold 173K Total Revenues Automotive Brands Locations Used Vehicles Sold Collision Centers States Gross Profit Note: Location Counts As Of February 15, 2023. Revenues, Gross Profit, New & Used Vehicles Sold are for FY 2022 Our Core Franchised Dealerships Segment Is A Full-Service Automotive Retail Business With Strategic Growth Levers Across Multiple Business Lines And A Diversified Brand Portfolio Our High Growth Potential EchoPark Segment Offers A Unique Approach To Pre-Owned Vehicle And F&I Sales Below-Market Pricing With A No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput Early-Stage Consolidation Growth Opportunity At Attractive Multiples

5 Investment Highlights Multiple Growth And Profit Drivers For Franchised Dealerships Segment Unique, High Return Potential EchoPark Business Model Broad Revenue Stream Diversification Complementary Relationship Between Operating Segments Disciplined Capital Allocation To Drive Shareholder Returns Focused On Expense Control And Maintaining Strong Balance Sheet

6 Revenue Composition BY GEOGRAPHY TX 26% CA 22% CO 8% TN 7% ID 6% FL 6% AL 5% NC 4% GA 4% VA 2% MD 2% SC 2% All Others 6% Broad Geographic Distribution Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for Year Ended December 31, 2022

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for the Year Ended December 31, 2022 5% 29% 11% 34% 43% 8% 41% 29% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for the Year Ended December 31, 2022 Brand % of Revenue Franchise Brand % of Revenue BMW 21% Mercedes 10% Audi 5% Lexus 4% Porsche 3% Land Rover 3% Cadillac 2% Other Luxury (1) 4% Honda 8% Toyota 7% Other Import (2) 3% EchoPark 17% Non-Franchise 17% Chevrolet GMC Buick 5% Ford 4% Chrysler Dodge Jeep RAM 4% Powersports <1% Powersports (3) <1% Luxury 52% 18%Import Domestic 13% (1) Includes Alfa Romeo, Infiniti, Jaguar, Maserati, MINI and Volvo (2) Includes Hyundai, Nissan, Mazda, Subaru and Volkswagen (3) Includes Harley-Davidson, Kawasaki, BRP, Polaris, Honda, Suzuki, BMW Motorrad, Yamaha, Ducati, and Indian Motorcycle Business Line Mix Majority Of Gross Profit Driven By Stable Business Lines

8 ® EchoPark Automotive – A Unique Growth Story Growing Nationwide Distribution Network Unique, High Return Potential Business Model Focus On High Quality Pre-Owned Vehicles, In-Store or Online Expect To Reach 90% Of U.S. Population By 2025 Priced Up To $3,000 Below Market With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – 2.5x Larger & More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience. Note: Expected U.S. population reach is a projection, actual results may differ. See “Forward-Looking Statements.”

9 Strategic Focus • Continued Growth Opportunity In Parts & Service, F&I Per Unit • Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management • Pursue Strategic Acquisition Opportunities As Market Evolves • Utilize Existing Infrastructure To Support Omnichannel Distribution Network • Early-Stage Strong Secular Growth Phase • Achieved >50% U.S. Population Coverage To Date, Expect 90% Coverage By 2025 • Growing eCommerce Presence Offers Scalable Incremental Reach • Addressable Market Opportunity Of 2 Million Vehicles Annually At Maturity • Focus On Guest Experience And eCommerce Opportunity To Drive Market Share Gains • Balanced Capital Allocation Strategy Prioritizes Highest Return on Investment • Return Of Capital To Shareholders Via Share Repurchase Program And Dividend • Further Diversify Business Model In Adjacent Sectors (Powersports) Franchised Dealerships EchoParkStrategic Focus Note: Profitability, unit sales volume and population coverage projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

10 Strong Balance Sheet And Liquidity December 31, 2022 December 31, 2021 (In Millions) Cash and cash equivalents 229.2$ 299.4$ Availability under the 2021 Revolving Credit Facility 303.3 281.4 Availability under the 2019 Mortgage Facility(1) - 22.2 Floor plan deposit balance 272.0 99.8 Total available liquidity resources 804.5$ 702.8$ Covenant Requirement* December 31, 2022 December 31, 2021 Liquidity ratio >= 1.05 1.38 1.26 Fixed charge coverage ratio >= 1.20 1.87 2.69 Total lease adjusted leverage ratio <= 5.75 2.31 2.46 Net debt to Adjusted EBITDA ratio(2) 1.69 1.80 (1) $173 Million Of Additional Availability Expected To Be Added In Q1 2023 Once Additional Real Estate Evaluations Have Been Completed. (2) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) * As Defined In The 2021 Revolving Credit Facility and 2019 Mortgage Facility Finalized Amendment To 2019 Mortgage Facility In Q4 2022, Resulting In $215 Million In Incremental Liquidity At December 31, 2022 Leverage Ratios Remain Within Our Internal Target Range

11 Impact Of Share Repurchases Repurchased 5.6 Million Shares In 2022, Or 14% Of Total Shares Outstanding As Of December 31, 2021 $454.8 Million Remaining Repurchase Authorization 42.8 43.1 41.8 40.7 36.2 30.0 35.0 40.0 45.0 Dec 2018 Dec 2019 Dec 2020 Dec 2021 Dec 2022 (In M illi on s) Total Class A & Class B Shares Outstanding Note: Remaining Repurchase Authorization Is As Of February 15, 2023

12 Franchised Dealerships

13 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships111 Brands, Luxury Weighted25+ Diversified Revenue Streams • New & Used Vehicle Sales • Parts Service (P S) • Finance & Insurance (F&I) Collision Repair Centers17 18 States Stable Business With Organic And Acquisition Growth Opportunities Resilient And Flexible Business Model Through Economic Cycles

14 Franchised Dealerships – Geographic Footprint Diversified Geographic Market Platform 111 Stores, 25+ Brands, 17 Collision Repair Centers

15 Franchised Dealerships – Strategic Growth Levers Mature Cash Flows + Multiple Growth Drivers Pursue Strategic Acquisitions Opportunities Grow Parts and Service Retention Maximize F&I Penetration High Used Vehicle Volume Throughput Data-Driven Inventory Management Apply EchoPark Learnings Develop Omnichannel Platform SG&A Expense Discipline Realize Synergies From Acquisitions

16 EchoPark

EchoPark – Brand Promise

EchoPark® AUTOMOTIVE

Price. Quality. Experience.

Up To **40%** Below New Vehicle Price	Up To **$3,000** Below Used Vehicle Market Price	High Quality Pre-Owned Vehicles With Available Warranty	Transparent Guest-Centric Experience
New Car Feel Without The New Car Price	Free CARFAX Report With Every Vehicle	Buy & Sell Your Way – On-Site Or Online	Complete Purchase In Under An Hour

Low Cost Omnichannel Model

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports
17

18 EchoPark – Developing Nationwide Distribution Network Achieved >50% Population Coverage To Date Target 90% Population Coverage By 2025 Note: Future locations and U.S. population coverage are based on projections. Actual results may differ. See “Forward-Looking Statements.” Existing Delivery Center Future Delivery Center Coverage Area Existing Retail Hub Future Market Opportunities

EchoPark – Addressable Market Opportunity

Annual Retail Vehicle Sales Volume


15+ MILLION
1–4-Year-Old Vehicles
13+ MILLION
New Vehicles
10+ MILLION
5–8-Year-Old Vehicles
2 MILLION
EchoPark AUTOMOTIVE
Opportunity

EchoPark® AUTOMOTIVE

Target **90% Population Coverage** By 2025 With Growing Nationwide Distribution Network	Target **10% Market Share** Already Achieving This Share* In Most Mature Market
Pricing Up To **40% Below New** Converts Prospective New Car Buyers	Priced Up to **$3,000 Below Market Price** Competes On Price vs. Older Vehicles, Consumer Can Buy Newer Vehicle For Same Price

* Share Of Vehicles That Fit Core1-4-Year-Old Model In Existing EchoPark Markets

Long-Term Strategy Remains Focused On Nearly-New, 1–4-Year Old Vehicle Segment Despite Recent Strategic Adjustments To Include 5+ Year Old Inventory

Note: Annual Retail Vehicle Sales Volume, EchoPark Volume Opportunity, Population Coverage And Market Share Targets Are Based On Projections. Actual Results May Differ. See "Forward-Looking Statements."

19

EchoPark – Delivery Center Model



Existing Retail Hub

Example Delivery Center Market Coverage Opportunity

EchoPark AUTOMOTIVE

Delivery Center Model

- Utilize Nearby Retail Hub For Inventory Storage And Reconditioning (Asset Light Expansion)
- Advertise Inventory Online In Surrounding Markets
- Drive Incremental eCommerce Sales In New Markets
- Inspect & Buy Vehicles From Guests After Online Appraisal And Firm Purchase Offer
- Arrange Vehicle Transport To Delivery Center
- Guest Picks Up Vehicle At EchoPark Delivery Center Nearest Their Home (i.e. Next-To-Last-Mile Delivery)

Strategic Advantages

- Accelerates Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs
- Same Guest-Centric Purchase Experience And Convenience
- Blend Of Brick And Mortar And eCommerce Distribution Network Creates Operating Leverage

Delivery Center Markets

- Expect To Support 3 To 4 Delivery Centers Per Retail Hub At Maturity
- Target Adjacent Secondary Markets Or Large Metro Markets Where Traditional Dealership Real Estate Is Unavailable Or Cost Prohibitive

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports

20

21 EchoPark – Industry Headwinds & Action Plan Industry Headwinds • Supply Chain Disruption Continues To Suppress New Vehicle Production And Inventory Levels – Beginning To Ease In Q1 2023 • Rental Car Companies Continue To Be Net Buyers In Used Vehicle Auction Market, But Not Paying As Much Above Market As In Early 2022 (Drove 8.4% Decrease In 3-Year Old Vehicle Manheim Prices In Q4 2022) • Used Price As A Percentage Of New Price At 63% In December (Typically In 55-60% Range) Negatively Impacting Affordability • 2023 Year-To-Date, 3-Year Old Vehicle Manheim Prices Increased 2.6% - Trend Through Tax Refund Season Could Be Indicator Of Used Vehicle Price And Demand Outlook For 2023 EchoPark Action Plan In Progress • Expanded Inventory To Include 5+ Year Old Vehicles In All Markets, Driving Lower Inventory Acquisition Cost And Lower Retail Selling Price, Expanding Customer Segments While Benefiting Consumer Affordability And Gross Profit Per Unit (“GPU”) • Implemented Marketing Strategy To Source More Vehicles From Non-Auction Sources (Historically Less Than 10% Of Inventory) • Launched New EchoPark.com In June 2022 To Modernize eCommerce Offering And Drive Improved Sales Efficiency And Volume Throughput • EchoPark Brand Launch – Increase Consumer Awareness And Advertising Reach Beyond Being The Low Price Leader • Pricing And Expense Optimization At EchoPark Expected To Drive Profitability Improvement Throughout 2023 • Continued Focus On Maintaining Highest Reputation Scores In The Pre-Owned Competitive Segment EchoPark Action Plan Results To Date • Non-Auction Sourcing Mix Was 28% Of Sales In Q4 2022 Compared To 32% In Q3 2022 (Historically Less Than 10%) • Older Model Year Cohort Vehicles (5+ Years Old) Represented 19% of Q4 2022 EchoPark Unit Sales Volume (Flat With Q3 2022), Average 35% Lower Selling Price And Generate $1,650 More In Total GPU Compared To 1-4-Year Old Vehicles • New EchoPark.com eCommerce Results For Q4 2022 (Launched To 100% Of Web Traffic In June 2022) • Omnichannel Transactions Accounted For 38% Of EchoPark Retail Unit Volume In Q4 2022 (Up From 31% In Q3 2022), With 9% Of EchoPark Volume Sold End-to-End Online In Q4 2022 (Compared to 7% In Q3 2022) • Approximately 50% Of Units Sold End-To-End Online Were Shipped Out Of Market • Online F&I Attachment Continues To Exceed Expectations, Averaging $2,183 Per Unit (Down From $2,325 In Q3 2022)

22 EchoPark – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 21,261 21,255 15,649 14,931 16,496 15,245 17,435 $- $100 $200 $300 $400 $500 $600 $700 (In M illi on s) Quarterly Used Retail Units Quarterly Revenue Lower Unit Volume Beginning Q4 2021 A Result Of Strategic Adjustments To Manage Inventory Levels And Mitigate Operating Losses Amid Ongoing Challenges In Used Vehicle Price Environment Q4 2022 Volumes Improved As Prices Declined, Benefitting Affordability

23 EchoPark – Adjusted EBITDA Trend ($2.8) ($1.1) ($3.4) ($2.2) ($3.0) ($2.1) $5.0 $4.8 $6.4 $5.3 $5.2 $5.6 $3.1 ($2.9) $6.2 ($9.4) ($28.5) ($14.6) ($29.5) ($27.3) ($23.2) ($25.4) $6.1 $6.2 $6.8 $4.8 $(0.3) $6.7 $(4.0) $(11.7) $(6.1) $(18.3)$(17.6) $(17.5) $(21.8) $(32) $(27) $(22) $(17) $(12) $(7) $(2) $3 $8 Adjusted EBITDA Less Impact of New Stores (In M illi on s) Current Headcount And SG&A Structure Is Based On Higher Unit Sales Volume Projections Expected Once Used Pricing Environment Normalizes Expect Continued Improvement In Adjusted EBITDA Losses Throughout 2023 Adjusted EBITDA by Month Oct 2022 Nov 2022 Dec 2022 Q4 2022 Total EchoPark $ (6.8) $ (9.9) $ (8.6) $ (25.4) Impact of Stores Open <12 Months $ (1.4) $ (1.3) $ (0.9) $ (3.6) Net of New Store Impact $ (5.4) $ (8.6) $ (7.7) $ (21.8) Used Retail Unit Volume 5,865 5,726 5,844 17,435 Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure). Note: Amounts Reflect The Reclassification Of Certain Entities To The Powersports Segment That Were Previously Included In the EchoPark Segment Results For Q1 2022 Through Q3 2022 Note: Expected Improvement In Adjusted EBITDA Losses Is Based On Projections. Actual Results May Differ. See “Forward-Looking Statements.”

24 Powersports

25 Powersports – Opportunistic Growth • Growth Via Acquisition At Attractive Earnings Multiples • Consolidation Opportunity In A $34 Billion Market* Where 85% Of U.S. Dealers Own A Single Location • Drive Profitability Enhancement Through Technology And Process Development • Generate Higher Margins Compared To Traditional Automotive Retail * Estimated Value Of North American Powersports Industry In 2022, Per Global Market Insights Sonic Powersports

26 Omnichannel Strategy

Buy & Sell Your Way

Buy & Sell Your Way

- Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To **Choose Their Preferred Buying Approach**
- A **Flexible, Guest-Centric** Experience With Options
- Will Be **Seamless To The Guest**, Regardless Of Which Path They Choose

Buy On-Site

- Complete A Traditional Vehicle Purchase Experience With A **Modern, Technology-Enabled Approach**
- Can Be Completed In **Under An Hour**

Start Online, Finish On-Site Or Buy Completely Online

- Research Online, Utilize Chat, Text, Phone, Zoom To **Reduce In-Person Process**
- Review And Select Insurance Products And Financing Options
- Includes Online Trade-In Appraisal And **Firm Purchase Offer**

- Complete A Full eCommerce Transaction **In Minutes**
- **Conveniently** Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery Center

Represents 38% Of Q4 2022 EchoPark Unit Sales Volume

27

28 New EchoPark.com Results to Date Rolled Out To 100% Of National Web Traffic In June 2022 Conversion Rate 30% Higher Compared To Old Website Q4 2022 F&I of $2,183 Per Unit Exceeding Projections For End-To-End Online F&I Product Sales Nearly 50% Of Vehicles Sold Out Of Market In Q4 2022, Driving Incremental Reach Total Website Traffic Improved 29%, To 4.3 Million Unique Visitors, From Q3 2022 To Q4 2022 Sales Lead Conversion Rate Improved 10% From Q3 2022 To Q4 2022

29 Appendix

→ GAAP Income Statement Annual Trend – Consolidated

(In millions, except unit, per unit, and per share data)	FY 2022	FY 2021	FY 2020	FY 2019	FY 2018	FY 2022 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 5,622.6	$ 4,993.5	$ 4,224.4	$ 4,777.3	$ 4,905.9	13%
Fleet new vehicles	99.4	124.5	56.8	111.9	68.2	(20%)
Total new vehicles	5,722.0	5,118.0	4,281.2	4,889.2	4,974.1	12%
Used vehicles	5,515.4	4,877.2	3,564.8	3,490.0	2,973.5	13%
Wholesale vehicles	484.9	367.2	197.4	202.8	217.6	32%
Total vehicles	11,722.3	10,362.4	8,043.4	8,582.0	8,165.2	13%
Parts, service and collision repair	1,599.7	1,396.8	1,233.7	1,395.3	1,380.9	15%
Finance, insurance and other, net ("F&I")	679.1	637.2	489.9	477.0	405.5	7%
Total revenues	14,001.1	12,396.4	9,767.0	10,454.3	9,951.6	13%
Gross profit:						
Retail new vehicles	662.8	459.7	233.2	231.7	240.5	44%
Fleet new vehicles	4.9	1.7	0.9	1.4	1.0	201%
Total new vehicles	667.7	461.4	234.1	233.1	241.5	45%
Used vehicles	180.8	131.9	106.0	147.4	143.0	37%
Wholesale vehicles	(3.1)	9.8	(1.0)	(4.5)	(11.3)	(131%)
Total vehicles	845.4	603.1	339.1	376.0	373.2	40%
Parts, service and collision repair	792.5	674.0	594.6	668.0	667.4	18%
Finance, insurance and other, net	679.1	637.2	489.9	477.0	405.5	7%
Total gross profit	2,317.0	1,914.3	1,423.6	1,521.0	1,446.1	21%
SG&A expenses	(1,555.1)	(1,274.7)	(1,028.7)	(1,099.4)	(1,145.3)	(22%)
Impairment charges	(320.4)	(0.1)	(270.0)	(20.8)	(29.5)	NM
Depreciation and amortization	(127.5)	(101.1)	(91.0)	(93.1)	(93.6)	(26%)
Operating income (loss)	314.0	538.4	33.9	307.7	177.7	(42%)
Interest expense, floor plan	(34.3)	(16.7)	(27.2)	(48.5)	(48.4)	(105%)
Interest expense, other, net	(89.9)	(48.0)	(41.6)	(53.0)	(54.1)	(87%)
Other income (expense), net	0.2	(15.5)	0.1	(6.6)	0.1	NM
Income (loss) from continuing operations before taxes	190.0	458.2	(34.8)	199.6	75.3	(59%)
Income tax benefit (expense)	(101.5)	(109.3)	(15.9)	(55.1)	(22.9)	7%
Net income (loss) from continuing operations	$ 88.5	$ 348.9	$ (50.7)	$ 144.5	$ 52.4	(75%)
Diluted weighted-average shares outstanding	39.7	43.3	42.5	43.7	43.0	8%
Diluted earnings (loss) per share from continuing operations	$ 2.23	$ 8.06	$ (1.19)	$ 3.31	$ 1.22	(72%)
Unit sales volume:						
Retail new vehicles	101,168	99,943	91,939	111,457	120,819	1%
Fleet new vehicles	2,115	3,543	1,342	2,674	1,898	(40%)
Used vehicles	173,209	183,292	159,025	162,149	139,605	(6%)
Wholesale vehicles	35,323	36,795	32,057	34,153	34,167	(4%)
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 6,552	$ 4,600	$ 2,536	$ 2,078	$ 1,991	42%
Used vehicles	$ 1,044	$ 720	$ 667	$ 909	$ 1,024	45%
F&I	$ 2,475	$ 2,250	$ 1,952	$ 1,743	$ 1,557	10%

Note: Earnings (Loss) Per Share and Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

30

Non-GAAP Reconciliation – Annual Trend – Consolidated

(In millions, except per share data)	FY 2022	FY 2021	FY 2020	FY 2019	FY 2018	FY 2022 Better / (Worse) % Change Year-Over-Year
Reported net income (loss) from continuing operations	$ 88.5	$ 348.9	$ (50.7)	$ 144.5	$ 52.4	(75%)
Adjustments:						
Impairment charges	$ 320.4	$ -	$ 269.2	$ 19.6	$ 29.5	NM
Acquisition and disposition-related (gain) loss	(9.1)	1.2	(9.2)	(76.0)	(38.9)	NM
Long-term compensation charges	4.4	6.5	-	6.3	34.1	NM
Loss on debt extinguishment	-	15.6	-	7.2	-	NM
Legal and storm damage charges	-	-	-	-	5.7	NM
Loss (gain) on exit of leased dealerships	-	-	-	-	1.5	NM
Total pre-tax adjustments	315.7	23.3	260.0	(42.9)	31.9	NM
Tax effect of above items	(22.6)	(5.9)	(40.4)	14.2	(7.4)	NM
Total net income effect of adjustments	293.1	17.4	219.6	(28.7)	24.5	NM
Adjusted net income (loss) from continuing operations	$ 381.6	$ 366.3	$ 168.9	$ 115.8	$ 76.9	4%
Diluted weighted-average shares outstanding	39.7	43.3	43.9	43.7	43.0	8%
Adjusted diluted earnings (loss) per share from continuing operations	$ 9.61	$ 8.46	$ 3.85	$ 2.65	$ 1.79	14%
Reported SG&A expenses	$ (1,555.1)	$ (1,274.7)	$ (1,028.7)	$ (1,099.4)	$ (1,145.3)	(22%)
Acquisition and disposition-related (gain) loss	(9.1)	1.2	(9.2)	(76.0)	(38.9)	NM
Long-term compensation charges	4.4	6.5	-	6.3	34.1	NM
Adjusted SG&A expenses	$ (1,559.8)	$ (1,267.0)	$ (1,037.9)	$ (1,169.1)	$ (1,150.1)	(23%)
Adjusted SG&A expenses as a percentage of gross profit	67.3%	66.2%	72.9%	76.9%	79.0%	(110) bps
Reported net income (loss)	$ 88.5	$ 348.9	$ (51.4)	$ 144.1	$ 51.7	NM
Income tax (benefit) expense	101.5	109.3	15.6	55.0	22.6	NM
Income (loss) before taxes	190.0	458.2	(35.8)	199.1	74.3	NM
Non-floor plan interest	84.7	44.7	38.7	50.5	52.0	NM
Depreciation and amortization	132.7	104.3	93.9	95.6	96.7	NM
Stock-based compensation expense	16.0	15.0	11.7	10.8	11.9	NM
Loss (gain) on exit of leased dealerships	-	-	-	(0.2)	1.7	NM
Impairment charges	320.4	0.1	270.0	20.8	29.5	NM
Loss on debt extinguishment	-	15.6	-	6.7	-	NM
Long-term compensation charges	4.4	8.0	-	-	32.5	NM
Acquisition and disposition-related (gain) loss	(9.7)	(0.4)	(8.2)	(74.8)	(39.3)	NM
Adjusted EBITDA	$ 738.5	$ 645.5	$ 370.3	$ 308.5	$ 259.3	14%
Long-term debt (including current portion)	$ 1,751.7	$ 1,561.2	$ 720.1	$ 706.9	$ 945.1	NM
Cash and equivalents	(229.2)	(299.4)	(170.3)	(29.1)	(5.9)	NM
Floor plan deposit balance	(272.0)	(99.8)	(73.2)	-	-	NM
Net debt	$ 1,250.5	$ 1,162.0	$ 476.6	$ 677.8	$ 939.2	NM
Net debt to adjusted EBITDA ratio	1.69	1.80	1.29	2.20	3.62	NM
Long-term debt (including current portion) to adjusted EBITDA ratio	2.37	2.42	1.94	2.29	3.64	NM

Note: Earnings (Loss) Per Share and SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts
Note: Balance Sheet Amounts Are As Of December 31 For The FY Then Ended

NM = Not Meaningful

31

GAAP Income Statement Quarterly Trend – Consolidated

(In millions, except unit, per unit, and per share data)	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2022 Better / (Worse) % Change Sequential	Q4 2022 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,555.3	$ 1,371.8	$ 1,344.3	$ 1,351.3	$ 1,278.3	13%	22%
Fleet new vehicles	29.3	32.0	19.8	18.2	73.6	(8%)	(60%)
Total new vehicles	1,584.6	1,403.8	1,364.1	1,369.5	1,351.9	13%	17%
Used vehicles	1,341.1	1,354.1	1,449.4	1,370.9	1,210.9	(1%)	11%
Wholesale vehicles	80.0	114.6	121.4	168.7	110.5	(30%)	(28%)
Total vehicles	3,005.7	2,872.5	2,934.9	2,909.1	2,673.3	5%	12%
Parts, service and collision repair	411.1	410.0	398.1	380.5	360.1	0%	14%
Finance, insurance and other, net ("F&I")	173.8	165.6	173.2	166.6	151.2	5%	15%
Total revenues	3,590.6	3,448.1	3,506.2	3,456.2	3,184.6	4%	13%
Gross profit:							
Retail new vehicles	164.6	162.2	168.3	167.7	157.4	1%	5%
Fleet new vehicles	1.8	1.3	0.9	0.8	0.6	33%	172%
Total new vehicles	166.4	163.5	169.2	168.5	158.0	2%	5%
Used vehicles	35.5	50.1	47.1	48.1	46.6	(29%)	(24%)
Wholesale vehicles	(3.7)	(2.2)	1.2	1.5	3.2	(62%)	(208%)
Total vehicles	198.2	211.4	217.5	218.1	207.8	(6%)	(5%)
Parts, service and collision repair	204.1	203.7	198.1	186.6	171.6	0%	19%
Finance, insurance and other, net	173.8	165.6	173.2	166.6	151.2	5%	15%
Total gross profit	576.1	580.7	588.8	571.3	530.6	(1%)	9%
SG&A expenses	(366.3)	(399.0)	(402.8)	(387.0)	(343.3)	8%	(7%)
Impairment charges	(320.4)	-	-	-	(0.1)	NM	NM
Depreciation and amortization	(33.5)	(32.8)	(31.2)	(29.9)	(27.4)	(2%)	(23%)
Operating income (loss)	(144.1)	148.9	154.8	154.4	159.8	(197%)	(190%)
Interest expense, floor plan	(13.6)	(9.6)	(6.1)	(4.9)	(4.0)	(42%)	(245%)
Interest expense, other, net	(24.9)	(22.9)	(21.3)	(20.8)	(17.8)	(8%)	(40%)
Other income (expense), net	0.1	-	(0.2)	0.2	(15.6)	NM	NM
Income (loss) before taxes	(182.5)	116.4	127.2	128.9	122.4	(257%)	(249%)
Income tax benefit (expense)	(8.4)	(29.1)	(32.5)	(31.6)	(25.9)	71%	67%
Net income (loss)	$ (190.9)	$ 87.3	$ 94.8	$ 97.3	$ 96.6	(319%)	(298%)
Diluted weighted-average shares outstanding	36.5	39.2	40.5	41.8	42.8	7%	15%
Diluted earnings (loss) per share	$ (5.22)	$ 2.23	$ 2.34	$ 2.33	$ 2.25	(334%)	(332%)
Unit sales volume:							
Retail new vehicles	27,278	24,776	24,427	24,687	23,534	10%	16%
Fleet new vehicles	661	672	422	360	2,246	(2%)	(71%)
Used vehicles	44,303	42,069	44,764	42,073	39,046	5%	13%
Wholesale vehicles	8,094	8,263	8,545	10,421	7,860	(2%)	3%
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 6,034	$ 6,547	$ 6,890	$ 6,793	$ 6,687	(8%)	(10%)
Used vehicles	$ 800	$ 1,190	$ 1,053	$ 1,144	$ 1,193	(33%)	(33%)
F&I	$ 2,428	$ 2,477	$ 2,503	$ 2,495	$ 2,415	(2%)	1%

Note: Earnings (Loss) Per Share and Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports

32

Non-GAAP Reconciliation – Quarterly Trend – Consolidated

(In millions, except per share data)	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2022 Better / (Worse) % Change Sequential	Q4 2022 Better / (Worse) % Change Year-Over-Year
Reported net income (loss)	$ (190.9)	$ 87.3	$ 94.8	$ 97.3	$ 96.6	(319%)	(298%)
Adjustments:							
Impairment charges	$ 320.4	$ -	$ -	$ -	$ -	NM	NM
Acquisition and disposition-related (gain) loss	(9.1)	-	-	-	1.2	NM	NM
Long-term compensation charges	-	-	4.4	-	6.5	NM	NM
Loss on debt extinguishment	-	-	-	-	15.6	NM	NM
Total pre-tax adjustments	311.3	-	4.4	-	23.3	NM	NM
Tax effect of above items	(22.6)	-	-	-	(5.9)	NM	NM
Total net income effect of adjustments	288.7	-	4.4	-	17.4	NM	NM
Adjusted net income (loss)	$ 97.8	$ 87.3	$ 99.2	$ 97.3	$ 114.0	12%	(14%)
Diluted weighted-average shares outstanding	37.4	39.2	40.5	41.8	42.8	5%	13%
Adjusted diluted earnings (loss) per share	$ 2.61	$ 2.23	$ 2.45	$ 2.33	$ 2.66	17%	(2%)
Reported SG&A expenses	$ (366.3)	$ (399.0)	$ (402.8)	$ (387.0)	$ (343.3)	8%	(7%)
Acquisition and disposition-related (gain) loss	(9.1)	-	-	-	1.2	NM	NM
Long-term compensation charges	-	-	4.4	-	6.5	NM	NM
Adjusted SG&A expenses	$ (375.4)	$ (399.0)	$ (398.4)	$ (387.0)	$ (335.6)	6%	(12%)
Adjusted SG&A expenses as a percentage of gross profit	65.2%	68.7%	67.7%	67.7%	63.3%	350 bps	(190) bps
Reported net income (loss)	$ (190.9)	$ 87.3	$ 94.8	$ 97.3	$ 96.6	NM	NM
Income tax (benefit) expense	8.4	29.1	32.5	31.6	25.9	NM	NM
Income (loss) before taxes	(182.5)	116.4	127.2	128.9	122.4	NM	NM
Non-floor plan interest	23.5	21.4	20.1	19.7	16.9	NM	NM
Depreciation and amortization	34.9	34.3	32.4	31.1	28.3	NM	NM
Stock-based compensation expense	3.6	3.8	4.2	4.4	3.8	NM	NM
Impairment charges	320.4	-	-	-	0.1	NM	NM
Loss on debt extinguishment	-	-	-	-	15.6	NM	NM
Long-term compensation charges	-	-	4.4	-	6.5	NM	NM
Acquisition and disposition-related (gain) loss	(9.2)	0.5	0.1	(1.1)	0.5	NM	NM
Adjusted EBITDA	$ 190.7	$ 176.4	$ 188.4	$ 183.0	$ 193.8	8%	(2%)

Note: Earnings (Loss) Per Share and SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

33

GAAP Income Statement – Quarterly Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2022 Better / (Worse) % Change Sequential	Q4 2022 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,534.5	$ 1,359.6	$ 1,341.7	$ 1,345.7	$ 1,273.6	13%	20%
Fleet new vehicles	29.4	32.0	19.9	18.1	73.7	(8%)	(60%)
Total new vehicles	1,563.9	1,391.6	1,361.6	1,363.8	1,347.3	12%	16%
Used vehicles	823.4	842.4	871.9	853.7	727.7	(2%)	13%
Wholesale vehicles	52.6	75.7	79.3	106.4	74.0	(30%)	(29%)
Total vehicles	2,439.9	2,309.7	2,312.8	2,323.9	2,149.0	6%	14%
Parts, service and collision repair	404.8	404.7	398.1	380.5	346.2	0%	17%
Finance, insurance and other, net ("F&I")	128.0	125.9	129.8	126.5	110.1	2%	16%
Total revenues	2,972.7	2,840.3	2,840.7	2,830.9	2,605.3	5%	14%
Gross profit:							
Retail new vehicles	160.8	160.7	167.3	166.6	156.7	0%	3%
Fleet new vehicles	1.8	1.3	0.9	0.8	0.6	33%	172%
Total new vehicles	162.6	162.0	168.2	167.4	157.3	0%	3%
Used vehicles	38.4	45.4	43.7	46.9	50.8	(15%)	(24%)
Wholesale vehicles	(3.2)	(2.1)	(0.5)	(0.4)	0.4	(57%)	(855%)
Total vehicles	197.8	205.3	211.4	213.9	208.5	(4%)	(5%)
Parts, service and collision repair	200.9	201.0	198.1	186.6	171.1	0%	17%
Finance, insurance and other, net	128.0	125.9	129.8	126.5	110.1	2%	16%
Total gross profit	526.7	532.2	539.3	527.0	489.7	(1%)	8%
SG&A expenses	(298.1)	(332.0)	(327.6)	(315.2)	(282.8)	10%	(5%)
Impairment charges	(115.5)	-	-	-	-	NM	NM
Depreciation and amortization	(26.0)	(25.9)	(25.2)	(24.9)	(22.5)	(1%)	(16%)
Operating income (loss)	87.1	174.3	186.5	186.9	184.4	(50%)	(53%)
Interest expense, floor plan	(9.8)	(6.6)	(3.9)	(3.3)	(2.5)	(47%)	(293%)
Interest expense, other, net	(23.4)	(21.4)	(20.2)	(20.0)	(17.1)	(9%)	(37%)
Other income (expense), net	-	-	(0.3)	0.2	(15.6)	NM	NM
Income (loss) before taxes	$ 53.9	$ 146.3	$ 162.1	$ 163.8	$ 149.2	(63%)	(64%)
Unit sales volume:							
Retail new vehicles	26,239	24,241	24,342	24,602	23,475	8%	12%
Fleet new vehicles	661	672	422	360	2,246	(2%)	(71%)
Used vehicles	26,631	26,647	28,156	27,078	23,397	0%	14%
Wholesale vehicles	5,616	5,813	5,851	6,772	5,424	(3%)	4%
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 6,130	$ 6,627	$ 6,871	$ 6,771	$ 6,673	(8%)	(8%)
Used vehicles	$ 1,442	$ 1,704	$ 1,553	$ 1,731	$ 2,172	(15%)	(34%)
F&I	$ 2,421	$ 2,473	$ 2,472	$ 2,448	$ 2,349	(2%)	3%

Note: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

34

Non-GAAP Reconciliation – Quarterly Trend – Franchised Dealerships Segment

(In millions)	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2022 Better / (Worse) % Change Sequential	Q4 2022 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ 53.9	$ 146.3	$ 162.1	$ 163.8	$ 149.2	(63%)	(64%)
Impairment charges	115.5	-	-	-	-	NM	NM
Segment income (loss)	$ 169.4	$ 146.3	$ 162.1	$ 163.8	$ 149.2	16%	14%
Acquisition and disposition-related (gain) loss	(9.1)	-	-	-	1.2	NM	NM
Long-term compensation charges	-	-	4.4	-	-	NM	NM
Loss on debt extinguishment	-	-	-	-	15.6	NM	NM
Adjusted segment income (loss)	$ 160.3	$ 146.3	$ 166.5	$ 163.8	$ 166.0	10%	(3%)
Reported SG&A expenses	$ (298.1)	$ (332.0)	$ (327.6)	$ (315.2)	$ (282.8)	10%	(5%)
Acquisition and disposition-related (gain) loss	(9.1)	-	-	-	1.2	NM	NM
Long-term compensation charges	-	-	4.4	-	-	NM	NM
Adjusted SG&A expenses	$ (307.2)	$ (332.0)	$ (323.2)	$ (315.2)	$ (281.6)	7%	(9%)
Adjusted SG&A expenses as a percentage of gross profit	58.3%	62.4%	59.9%	59.8%	57.5%	410 bps	(80) bps
Income (loss) before taxes	$ 53.9	$ 146.3	$ 162.1	$ 163.8	$ 149.2	NM	NM
Non-floor plan interest	22.0	19.9	19.1	19.0	16.2	NM	NM
Depreciation and amortization	27.4	27.3	26.4	25.9	23.4	NM	NM
Stock-based compensation expense	3.6	3.8	4.2	4.4	3.8	NM	NM
Impairment charges	115.5	-	-	-	-	NM	NM
Loss on debt extinguishment	-	-	-	-	15.6	NM	NM
Long-term compensation charges	-	-	4.4	-	-	NM	NM
Acquisition and disposition-related (gain) loss	(9.2)	0.5	0.1	(1.1)	0.5	NM	NM
Adjusted EBITDA	$ 213.2	$ 197.8	$ 216.3	$ 212.0	$ 208.4	8%	2%

Note: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports

35

GAAP Income Statement – Quarterly Trend – EchoPark Segment

(In millions, except unit and per unit data)	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2022 Better / (Worse) % Change Sequential	Q4 2022 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 2.0	$ 1.6	$ 1.2	$ 4.5	$ 4.6	24%	(57%)
Used vehicles	515.5	511.4	574.5	515.3	497.0	1%	7%
Wholesale vehicles	27.3	38.9	42.1	62.4	36.5	(30%)	(25%)
Total vehicles	544.8	551.9	617.8	582.2	538.1	(1%)	4%
Finance, insurance and other, net ("F&I")	44.5	38.9	43.1	39.9	41.1	14%	8%
Total revenues	589.3	590.8	660.9	622.1	579.2	0%	2%
Gross profit:							
Retail new vehicles	0.2	(0.6)	0.7	0.8	0.7	132%	(75%)
Used vehicles	(3.6)	5.0	2.4	0.7	(3.7)	(173%)	14%
Wholesale vehicles	(0.3)	(0.1)	1.6	1.9	2.8	(166%)	(110%)
Total vehicles	(3.7)	4.3	4.7	3.4	(0.2)	(187%)	(446%)
Finance, insurance and other, net	44.5	38.9	43.1	39.9	41.1	14%	8%
Total gross profit	40.8	43.2	47.8	43.3	40.9	(6%)	0%
SG&A expenses	(62.3)	(63.4)	(72.9)	(71.2)	(60.5)	2%	(3%)
Impairment charges	(204.9)	-	-	-	(0.1)	NM	NM
Depreciation and amortization	(7.0)	(6.7)	(5.9)	(5.1)	(4.8)	(4%)	(45%)
Operating income (loss)	(233.4)	(26.9)	(31.0)	(33.0)	(24.5)	(766%)	(847%)
Interest expense, floor plan	(3.9)	(3.0)	(2.2)	(1.6)	(1.5)	(30%)	(162%)
Interest expense, other, net	(0.9)	(1.1)	(1.0)	(0.8)	(0.7)	21%	(31%)
Other income (expense), net	-	-	-	0.1	-	NM	NM
Income (loss) before taxes	$ (238.2)	$ (31.0)	$ (34.2)	$ (35.3)	$ (26.7)	(667%)	(789%)
Unit sales volume:							
Retail new vehicles	26	45	37	44	59	(42%)	(56%)
Used vehicles	17,435	15,245	16,496	14,931	15,649	14%	11%
Wholesale vehicles	2,444	2,449	2,694	3,649	2,436	0%	0%
Gross profit per unit ("GPU"):							
Total used vehicle and F&I	$ 2,340	$ 2,869	$ 2,751	$ 2,707	$ 2,344	(18%)	0%

Note: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports

36

37 Non-GAAP Reconciliation – Quarterly Trend – EchoPark Segment NM = Not MeaningfulNote: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts Q4 2022 Better / (Worse) % Change (In millions) Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Sequential Year-Over-Year Reported income (loss) before taxes (238.2)$ (31.0)$ (34.2)$ (35.3)$ (26.7)$ (667%) (789%) Impairment charges 204.9 - - - 0.1 NM NM Segment income (loss) (33.3)$ (31.0)$ (34.2)$ (35.3)$ (26.6)$ (7%) (25%) Long-term compensation charges - - - - 6.5 NM NM Adjusted segment income (loss) (33.3)$ (31.0)$ (34.2)$ (35.3)$ (20.1)$ (7%) (65%) Reported SG&A expenses (62.3)$ (63.4)$ (72.9)$ (71.2)$ (60.5)$ 2% (3%) Long-term compensation charges - - - - 6.5 NM NM Adjusted SG&A expenses (62.3)$ (63.4)$ (72.9)$ (71.2)$ (54.0)$ 2% (15%) Adjusted SG&A expenses as a percentage of gross profit 152.8% 146.8% 152.6% 164.4% 132.2% (600) bps (2,060) bps Income (loss) before taxes (238.2)$ (31.0)$ (34.2)$ (35.3)$ (26.7)$ NM NM Non-floor plan interest 0.9 1.1 1.0 0.7 0.7 NM NM Depreciation and amortization 7.0 6.8 5.9 5.1 4.9 NM NM Impairment charges 204.9 - - - 0.1 NM NM Long-term compensation charges - - - - 6.5 NM NM Adjusted EBITDA (25.4)$ (23.2)$ (27.3)$ (29.5)$ (14.6)$ 9% 74%

GAAP Income Statement – Quarterly Trend – Powersports Segment

(In millions, except unit and per unit data)	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q4 2022 Better / (Worse) % Change Sequential	Q4 2022 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 18.8	$ 10.6	$ 1.3	$ 1.1	$ -	78%	NM
Used vehicles	2.1	0.2	3.0	1.8	-	841%	NM
Wholesale vehicles	0.1	-	0.1	-	-	62%	NM
Total vehicles	21.0	10.8	4.4	3.0	-	94%	NM
Parts, service and collision repair	6.3	5.3	-	-	-	19%	NM
Finance, insurance and other, net ("F&I")	1.3	0.9	0.3	0.2	-	48%	NM
Total revenues	28.6	17.0	4.7	3.2	-	68%	NM
Gross profit:							NM
Retail new vehicles	3.6	2.1	0.4	0.3	-	70%	NM
Used vehicles	0.7	(0.3)	1.0	0.6	-	316%	NM
Wholesale vehicles	-	-	-	-	-	0%	NM
Total vehicles	4.3	1.8	1.4	0.9	-	137%	NM
Parts, service and collision repair	3.1	2.7	-	-	-	15%	NM
Finance, insurance and other, net	1.3	0.9	0.3	0.2	-	48%	NM
Total gross profit	8.7	5.4	1.7	1.1	-	61%	NM
SG&A expenses	(5.9)	(3.6)	(2.3)	(0.6)	-	(66%)	NM
Impairment charges	-	-	-	-	-	NM	NM
Depreciation and amortization	(0.6)	(0.2)	(0.1)	(0.1)	-	(108%)	NM
Operating income (loss)	2.2	1.6	(0.7)	0.4	-	42%	NM
Interest expense, floor plan	-	-	-	-	-	NM	NM
Interest expense, other, net	(0.6)	(0.4)	-	-	-	(42%)	NM
Other income (expense), net	0.2	-	-	-	-	NM	NM
Income (loss) before taxes	$ 1.8	$ 1.2	$ (0.7)	$ 0.4	$ -	51%	NM
Unit sales volume:							
Retail new vehicles	1,013	490	48	41	-	107%	NM
Used vehicles	237	177	112	64	-	34%	NM
Wholesale vehicles	34	1	-	-	-	NM	NM
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,535	$ 4,304	$ 7,401	$ 6,829	NM	(18%)	NM
Used vehicles	$ 2,860	$ (1,773)	$ 9,000	$ 9,433	NM	261%	NM
F&I	$ 1,026	$ 1,297	$ 1,933	$ 1,643	NM	(21%)	NM

Note: Gross Profit Per Unit Metrics Are Calculated Based On Actual Unrounded Amounts

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports

38

39 Non-GAAP Reconciliation – Quarterly Trend – Powersports Segment NM = Not MeaningfulNote: SG&A Expenses As A Percentage Of Gross Profit Metrics Are Calculated Based On Actual Unrounded Amounts Q4 2022 Better / (Worse) % Change (In millions) Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Sequential Year-Over-Year Reported income (loss) before taxes 1.8$ 1.2$ (0.7)$ 0.4$ -$ 51% NM Impairment charges - - - - - NM NM Segment income (loss) 1.8$ 1.2$ (0.7)$ 0.4$ -$ 51% NM Long-term compensation charges - - - - - NM NM Adjusted segment income (loss) 1.8$ 1.2$ (0.7)$ 0.4$ -$ 51% NM Reported SG&A expenses (5.9)$ (3.6)$ (2.3)$ (0.6)$ -$ (66%) NM Acquisition and disposition-related (gain) loss - - - - - NM NM Long-term compensation charges - - - - - NM NM Adjusted SG&A expenses (5.9)$ (3.6)$ (2.3)$ (0.6)$ -$ (66%) NM Adjusted SG&A expenses as a percentage of gross profit 68.4% 66.2% 135.2% 53.2% NM (220) bps NM Income (loss) before taxes 1.8$ 1.2$ (0.7)$ 0.4$ -$ NM NM Non-floor plan interest 0.6 0.4 - - - NM NM Depreciation and amortization 0.5 0.2 0.1 0.1 - NM NM Impairment charges - - - - - NM NM Long-term compensation charges - - - - - NM NM Adjusted EBITDA 2.9$ 1.8$ (0.6)$ 0.5$ -$ 61% NM

Non-GAAP Reconciliation – Adjusted EBITDA – EchoPark Segment

(In millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Income (loss) before taxes	$ 2.1	$ 2.6	$ 0.2	$ (0.8)	$ 2.0	$ (14.4)	$ (32.9)	$ (26.8)	$ (35.3)	$ (34.2)	$ (31.1)	$ (238.2)
Non-floor plan interest	0.4	0.2	0.1	0.2	0.4	0.3	0.3	0.7	0.7	1.0	1.1	0.9
Depreciation and amortization	2.7	2.8	2.8	2.9	3.3	4.2	4.0	4.9	5.1	5.9	6.8	7.0
Stock-based compensation expense	-	-	-	-	-	-	-	-	-	-	-	-
Loss (gain) on exit of leased dealerships	-	-	-	-	-	-	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-	-	0.1	-	-	-	204.9
Loss (gain) on debt extinguishment	-	-	-	-	-	-	-	-	-	-	-	-
Long-term compensation charges	-	-	-	-	0.5	0.5	0.5	6.5	-	-	-	-
Acquisition and disposition-related (gain) loss	-	-	-	(5.2)	-	-	(0.4)	-	-	-	-	-
Adjusted EBITDA	$ 5.2	$ 5.6	$ 3.1	$ (2.9)	$ 6.2	$ (9.4)	$ (28.5)	$ (14.6)	$ (29.5)	$ (27.3)	$ (23.2)	$ (25.4)

(In millions)	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Income (loss) before taxes	$ (4.4)	$ (4.0)	$ (14.7)	$ (27.8)	$ (5.5)	$ (6.2)	$ 0.2	$ 1.7	$ 2.1	$ (14.5)
Non-floor plan interest	0.3	0.3	0.3	0.4	0.5	0.4	0.5	0.4	0.5	0.4
Depreciation and amortization	1.3	1.3	1.7	1.9	2.0	2.2	2.4	2.7	2.7	2.8
Stock-based compensation expense	-	-	-	-	-	-	-	-	-	-
Loss (gain) on exit of leased dealerships	-	-	-	-	-	-	-	-	-	-
Impairment charges	-	-	0.1	-	-	1.5	1.9	-	1.1	16.6
Loss (gain) on debt extinguishment	-	-	-	-	-	-	-	-	-	-
Long-term compensation charges	-	-	-	-	-	-	-	-	-	-
Acquisition and disposition-related (gain) loss	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ (2.8)	$ (1.1)	$ (3.4)	$ (2.2)	$ (3.0)	$ (2.1)	$ 5.0	$ 4.8	$ 6.4	$ 5.3

40

® ®

® Investor Relations Contact: Danny Wieland, Vice President, Investor Relations & Financial Reporting Sonic Automotive Inc. (NYSE: SAH) Email: ir@sonicautomotive.com Investor Relations Website: ir.sonicautomotive.com